UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry Into a Material Definitive Agreement.

2007 Long-Term Incentive Plan

At the annual meeting of stockholders of the Company held on March 20, 2007 (the “2007 Annual Meeting”), the Company’s stockholders approved the adoption of the 2007 Long-Term Incentive Plan (the “2007 LTIP”), which generally provides for awards under substantially the same terms as the Company’s Second Amended and Restated 2001 Long-Term Incentive Plan, which expired December 31, 2006, but permits increased flexibility in the granting of different types of awards. The 2007 LTIP allows the Company to authorize grants to eligible participants of the Company and its subsidiaries and affiliates, through December 31, 2017, of stock options, stock appreciation rights, restricted stock, deferred stock, stock purchase rights and long-term performance awards for up to 2,700,000 shares of Common Stock, of which up to 500,000 may be available for issue as full value awards, subject to adjustment for future stock splits, stock dividends and similar events. The maximum number of shares with respect to which an employee may be granted awards under this Plan during any fiscal year is 250,000 shares. Options, awards and other grants under the 2007 LTIP which expire unexercised or are forfeited become available for grant again under the Plan. This description is qualified by and subject to the full text of the 2007 LTIP, which was filed as Exhibit B to the Company’s Proxy Statement for the 2007 Annual Meeting filed on February 6, 2007 (the “2007 Proxy Statement”) and is incorporated herein by reference, as well as by amendments to the Plan, approved by our Board of Directors effective March 5, 2007, as set forth in the Company’s Form 8-K filed on March 6, 2007, to clarify certain language regarding repricing of stock options and stock appreciation rights and to clarify minimum vesting and holding periods on full value awards under the two plans. Amendment No. 1 to the 2007 LTIP was filed as Exhibit 10.1 on such Form 8-K and is incorporated herein by reference. The Board of Directors also resolved to limit the aggregate awards under the 2007 LTIP to 2,000,000 shares of Common Stock, subject to awards which expire unexercised or are forfeited becoming available for grant again under the Plan.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	The Cooper Companies, Inc. 2007 Long-Term Incentive Plan (incorporated by reference to Exhibit B to the Company’s Proxy Statement for its 2007 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 6, 2007).

10.2	Amendment No. 1 to the 2007 Long-Term Incentive Plan of The Cooper Companies, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By	/s/ Carol R. Kaufman
Carol R. Kaufman
Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

Dated: March 26, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Cooper Companies, Inc. 2007 Long-Term Incentive Plan (incorporated by reference to Exhibit B to the Company’s Proxy Statement for its 2007 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 6, 2007).

10.2	Amendment No. 1 to the 2007 Long-Term Incentive Plan of The Cooper Companies, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2007).